Exhibit 10.40

AMENDMENT NO. 1

SECOND AMENDED AND RESTATED

MSR RECAPTURE AGREEMENT

Amendment No. 1 to Second Amended and Restated MSR Recapture Agreement, dated as of December 8, 2020 (the “Amendment”), by and between PennyMac Loan Services, LLC, a Delaware limited liability company (the “Servicer”), and PennyMac Corp., Delaware corporation (the “MSR Owner”), and effective as of October 1, 2020.

RECITALS

WHEREAS, the Servicer and the MSR Owner are parties to that certain Second Amended and Restated MSR Recapture Agreement, dated as of June 30, 2020 (the “Existing MSR Agreement” and, as amended by this Amendment, the “MSR Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing MSR Agreement.

WHEREAS, the Servicer and the MSR Owner have agreed, subject to the terms and conditions of this Amendment, that the Existing MSR Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing MSR Agreement.

NOW, THEREFORE, in consideration of the mutual premises and mutual obligations set forth herein, the Servicer and the MSR Owner hereby agree that the Existing MSR Agreement is hereby amended as follows:

SECTION 1.   Definitions. Section 1.01 is hereby amended by deleting the definition of “Recapture Payment” in its entirety and replacing it with the following:

“Recapture Payment” means, for each month, the sum of the following: (i) the product of (A) 0.40, and (B) the fair market value of the Servicing Rights relating to New Mortgage Loans subject to the first 15% of Recapture Rate for such month, plus (ii) the product of (A) 0.35, and (B) the fair market value of the Servicing Rights relating to New Mortgage Loans subject to the Recapture Rate in excess of 15% and up to 30% for such month, plus (iii) the product of (A) 0.30, and (B) the fair market value of the Servicing Rights relating to New Mortgage Loans subject to the Recapture Rate in excess of 30% for such month.

SECTION 2.   Conditions Precedent.  This Amendment shall become effective as of the date first set forth above (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1       Delivered Documents.  On the Amendment Effective Date, each party shall have received the following documents, each of which shall be satisfactory to such party in form and substance:

(a)        this Amendment, executed and delivered by duly authorized officers of the Servicer and the MSR Owner; and

(b)        such other documents as such party or counsel to such party may reasonably request.

SECTION 3.    Representations and Warranties. Each party represents that it is in compliance in all material respects with all the terms and provisions set forth in the Existing MSR Agreement on its part to be observed or performed.

SECTION 4.   Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing MSR Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.   GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.   Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

SECTION 7.   Conflicts.  The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing MSR Agreement, the provisions of this Amendment shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

The Servicer:	PENNYMAC LOAN SERVICES, LLC

	By:	/s/ Douglas E. Jones
		Name:	Douglas E. Jones
		Title:	President

The MSR Owner:	PENNYMAC CORP.

	By:	/s/ Andrew S. Chang
		Name:	Andrew S. Chang
		Title:	Senior Managing Director and Chief Financial Officer

Signature Page to Amendment No. 1

Second Amended and Restated MSR Recapture Agreement